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Chase Vista Funds

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The Growth Fund of Washington

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Eastern US;DC, MD and VA high lighted



Annual Report

December 31, 1998



Growth of a $10,000 Investment



(Line Graph with Points Below Plotted)



                                Standard & Poor's

     The Growth                   500 Composite                Consumer Price

 Fund of Washington                   Index                         Index



    (9/1/85,9425)                (9/1/85,10000)                (9/1/85,10000)

  (12/31/85,10119)              (12/31/85,11429)              (12/31/85,10120)

  (12/31/86,11551)              (12/31/86,13557)              (12/31/86,10231)

  (12/31/87,12041)              (12/31/87,14259)              (12/31/87,10685)

  (12/31/88,14115)              (12/31/88,16611)              (12/31/88,11157)

  (12/31/89,16304)              (12/31/89,21858)              (12/31/89,11676)

  (12/31/90.13290)              (12/31/90,21178)              (12/31/90.12389)

  (12/31/91,16794)              (12/31/91,27602)              (12/31/91,12769)

  (12/31/92,19770)              (12/31/92,29702)              (12/31/92,13139)

  (12/31/93,22245)              (12/31/93,32682)              (12/31/93,13500)

  (12/31/94,20173)              (12/31/94,33126)              (12/31/94,13861)

  (12/31/95,29099)              (12/31/95,45530)              (12/31/95,14213)

  (12/31/96,33363)              (12/31/96,55956)              (12/31/96,14685)

  (12/31/97,45561)              (12/31/97,74598)              (12/31/97,14935)

  (12/31/98,56139)              (12/31/98,95874)              (12/31/98,15185)

Average Annual Total Return to December 31, 1998



One Year                16.14%

Five Years              18.92%

Ten Years               14.12%



The Fund's results reflect payment of the maximum sales charge of 5.75%,

thus the net investment was $9,425.  All dividends and capital gain distributions are reinvested in additional shares without a sales charge.

The graph covers the period of the Fund's inception (August 7, 1985) to

December 31, 1998.  The indexes are unmanaged and do not reflect sales charges, commissions or expenses.  Past results are not predictive of future results.



Fund results in this letter were computed without a sales charge.  Here are the total and average annual compound returns with all distributions reinvested for periods ended December 31, 1998, assuming payment of the

5.75% maximum sales charge at the beginning of the stated periods _ 10 years: +274.72%, or +14.12% a year; 5 years: +137.83%, or +18.92% a year;

and 12 months: +16.14%.  Sales charges are lower for accounts of $100,000 or more.



The figures in this report reflect past results.  All investments are subject to certain risks. For example, those which include common stocks are affected by fluctuating stock prices, so you may gain or lose money by investing in the Fund.  Accordingly, investors should maintain a long-term investment perspective.  Fund shares are not deposits or obligations of, or insured, guaranteed or endorsed by, the U.S. government, any bank, the

Federal Deposit Insurance Corporation, or any other agency, entity or person.



Fellow Shareholders



The Growth Fund of Washington continued its upward performance during 1998.

The Fund's net asset value increased to $30.86 on December 31, 1998, from

$26.09 on December 31, 1997.  In addition, the Fund distributed an income dividend of 7 cents per share, a short-term capital gain of 18.5 cents per share, and a long-term capital gain of 1 dollar per share during the year.

For the twelve months ended December 31, 1998 the Fund's shares rose 23.2%

while the unmanaged Standard & Poor's 500 Composite Index rose 28.7%, both including the reinvestment of distributions.  At year end, the portfolio weighted average price-earnings ratio for the Fund was approximately 19 times 1999 estimated earnings, or 30% less than the S&P 500's multiple of about 27 times.



Although 1998 started and ended on a strong note, there was a considerable period of volatility in the interim.  Fears of a global credit crunch dominated the market, especially in late August.  The Federal Reserve cut short-term interest rates three times during a seven-week period starting on September 29th to calm investors' fears and return yield spreads to normal ranges.



Domestic inflation continued to stay below expectations, and consumer confidence remained strong.  Home sales, buoyed by lower interest rates,

resulted in strong mortgage originations which benefited the Fund's Banking and Financial Services sectors.



On December 31, 1998, The Growth Fund of Washington held 29 securities in

13 industry groups.  The five largest holdings, representing 45.51% of net assets were: Freddie Mac (14.50%), Fannie Mae (12.19%), The Washington Post

Co., Class B (7.42%), Crestar Financial Corp. (5.73%), and First Union

Corporation (5.67%).



Since our last report to you six months ago, the Fund has added shares of three companies to its portfolio: MCI Worldcom, Inc., a global business telecommunications company which will further diversify the Fund's telecommunications holdings; PRIMUS Telecommunications Group, Inc., a multinational telecommunications company with headquarters in Vienna,

Virginia, represents a quality name, selling at a reasonable valuation; and

USEC, Inc., a global energy company with attractive fundamentals headquartered in Bethesda, Maryland.  In addition, the merger of

NationsBank and BankAmerica Corp., as mentioned in our semi-annual report,

was finalized in September.



Consolidation activity in the banking industry continued in the second half of the year, although at a slower pace.  With 21% of your Fund invested in bank issues, it continues to be well positioned to benefit, directly and indirectly, from this trend: in July Crestar Financial Corp., a Fund holding, agreed to combine with SunTrust Banks, Inc. for about four times book value.



During the same period, the Fund eliminated shares of the following holdings: EXCEL Communications, Inc.; Giant Food, Inc.; LCC International,

Inc.; NEXTEL Communications, Inc.; Roanoke Gas Co.; and Sunrise Assisted

Living, Inc.



Prospects for the regional economy remain positive.  The pace of growth mirrors national norms, with inflation in abeyance.  With the general market at historic high valuations, greater volatility and the possibility of lower prices loom.  The Fund's holdings of attractive businesses at reasonable valuations should afford some protection.  We continue to maintain a long-term perspective, and suggest a similar approach in your investment strategy.



We welcome your comments, as always, and look forward to reporting to you again in six months.



Sincerely,



(signatures)



James H. Lemon, Jr.           Harry J. Lister

Chairman                      President



February 17, 1999



Investment Portfolio as of December 31, 1998




Investment Portfolio as of December 31, 1998

                                                            Number

Industry
                                                            of       Market       Percent of

Group               Securities<F1>
                                                            Shares      Value       Net Assets




Aerospace           Lockheed Martin Corp.
                                                             48,563   $  4,115,714       5.29%

                    Bethesda-based defense/aerospace company

                    that designs and services communication

                    and information systems.



Banking             BankAmerica Corp.
                                                              44,400      2,669,550       3.43

                    Multi-bank holding company with

                    operations in many states and Washington,

                    DC with $595 billion in assets.



                    Capital One Financial Corp.
                                                               31,000      3,565,000       4.58

                    Northern Virginia-based general purpose

                    credit card issuer, with $17 billion in

                    managed loans.



                    Crestar Financial Corp.
                                                               62,000      4,464,000       5.73

                    Richmond-based bank holding company

                    with over $26 billion in assets.



                    First Union Corporation
                                                               72,600      4,414,987       5.67

                    Leading financial services company with

                    assets of $235 billion, serving 16 million

                    corporate and retail customers in invest-

                    ment and mortgage banking.



                    Provident Bankshares Corporation
                                                               52,147      1,297,157       1.67

                    Baltimore-based bank holding company for

                    Provident Bank.



                    TOTAL
                                                                          16,410,694      21.08



Biotechnology       Human Genome Sciences, Inc.<F2>
                                                               20,000        711,250        .91

                    Rockville, Maryland-based leader in gene

                    sequencing, with licensing agreements

                    with major pharmaceutical companies for

                    therapeutic and diagnostic product

                    development.



Computer            American Management Systems, Inc.<F2>
                                                               44,000      1,760,000       2.26

Services &          Northern Virginia-based leading supplier

Hardware            of information technologies.



                    MICROS Systems, Inc.<F2>
                                                               31,000      1,019,125       1.31

                    Maryland-based manufacturer and marketer

                    of systems and software for the hospitality

                    industry.



                    TOTAL
                                                                          2,779,125       3.57





Financial           Fannie Mae
                                                              128,320  $   9,495,680      12.19%

Services            Washington, DC-based, the largest

                    residential mortgage funding operation

                    through the secondary market.



                    Freddie Mac
                                                              175,200     11,289,450      14.50

                    Northern Virginia-based company which

                    purchases, securitizes and guarantees

                    mortgages.



                    SLM Holding Corp.
                                                               17,500        840,000       1.08

                    Washington, DC-based, the largest source

                    of funding and servicing of education loans.



                    TOTAL
                                                                            21,625,130      27.77



Health Services     Trigon Healthcare, Inc.<F2>
                                                               31,700      1,182,806       1.52

                    Richmond-based managed health care

                    company serving approximately 2 million

                    members.



                    United Payors & United Providers, Inc.<F2>
                                                               30,000         855,000       1.10

                    Rockville-based company that is an

                    intermediary on behalf of indemnity

                    insurance companies, third-party admin-

                    istrators and self-insured unions for

                    discounted medical services.



                    TOTAL
                                                                             2,037,806       2.62



Manufacturing       The Black & Decker Corp.
                                                               10,000       560,625    .72

                    Maryland-based manufacturer and marketer

                    of a wide range of products sold to residential

                    and commercial markets in over 100 countries.



                    Danaher Corp.
                                                               50,000      2,715,625       3.49

                    Washington, DC-based manufacturer of

                    hand tools, automotive & transportation

                    equipment, and process & environmental

                    controls.



                    Harman International Industries, Inc.
                                                               15,750        600,469        .77

                    Washington, DC-based specialty manu-

                    facturer of electronic and audio components.



                    TOTAL
                                                                           3,876,719       4.98





Publishing &        The Washington Post Co., Class B
                                                               10,000  $   5,779,375       7.42%

Communications      Washington, DC-based company that

                    publishes "The Washington Post" and

                    "Newsweek"; owns several TV stations and

                    over 60 cable TV systems.



Retail              Circuit City Stores, Inc.
                                                               35,000       1,747,813       2.24

                    Richmond-based retailer of audio, video and

                    brand name consumer electronic products,

                    with a presence in the new and used car

                    market through CarMax.



Telecommuni-        American Tower Corp.<F2>
                                                               63,500      1,877,219       2.41

cations             Owns and operates more than 3,000 wireless

                    communication towers in 44 states and

                    Washington, DC.



                    Bell Atlantic Corp.
                                                               56,000      3,181,500       4.09

                    Holding company for the mid-Atlantic

                    telephone companies, serving a multi-state

                    area and Washington, DC.



                    COMSAT Corp.
                                                               15,000        540,000        .69

                    Bethesda-based global provider of satellite

                    services, digital Networking services and

                    technology.



                    MCI Worldcom, Inc.
                                                               16,000      1,148,000       1.47

                    A global business telecommunications

                    company operating in more than 50 countries,

                    providing fully integrated local, long distance,

                    international, and Internet services.

                    PRIMUS Telecommunications Group, Inc.<F2>
                                                               25,000        412,500        .53

                    Vienna, Virginia-based provider of domestic

                    and international long-distance switched

                    voice, data, private network and value-

                    added services.



                    Qwest Communications International, Inc.<F2>
                                                               34,983      1,749,150       2.25

                    Nation's fourth largest long-distance

                    company and a multimedia communications

                    company serving over 2 million customers.



                    TOTAL
                                                                           8,908,369      11.44





Transportation      CSX Corp.
                                                               70,000  $   2,905,000       3.73%

                    Richmond-based holding company for

                    transportation and natural resources with

                    railroad, trucking, pipeline, and ocean

                    shipping units.



Utilities           Columbia Energy Group
                                                               15,000        866,250       1.11

                    Reston, Virginia-based utility holding

                    company with more than $6 billion in

                    assets, engaged in all phases of the natural

                    gas business; serves 7 million customers in

                    15 states and Washington, DC.



                    USEC, Inc.
                                                               60,000        832,500       1.07

                    Bethesda, Maryland-based energy company

                    and world leader in production and sales

                    of uranium fuel enrichment services for

                    commercial nuclear power plants



                    TOTAL
                                                                           1,698,750       2.18



Wholesale Food      Richfood Holdings, Inc.
                                                              140,000      2,905,000       3.73

Services            Virginia-based wholesale supplier to grocery

                    retailers in the region.

                    TOTAL INVESTMENT SECURITIES

                    (cost: $20,493,002)
                                                                           75,500,745      96.96



                    Repurchase Agreements:

                      Donaldson, Lufkin & Jenrette Securities Corporation
                                                                             2,386,000       3.06

                      4.10%, issued 12/31/98, $2,387,087 including interest,

                      due 1/4/99 (collateralized by $8,904,000 United States

                      Treasury Strip Interest, due 8/15/22)



                    Payables over cash and receivables
                                                                             (18,597)        (.02)



                    NET ASSETS
                                                                         $77,868,148     100.00%




<F1> Securities listed are common stocks unless otherwise indicated.

<F2> Indicates security which has not paid dividends during the preceding twelve months.




See Notes to Financial Statements




Statement of Assets and Liabilities

as of December 31, 1998



Assets       Investment in securities,

               at market (cost: $20,493,002)         $75,500,745

             Repurchase agreements,

               (cost: $2,386,000)                      2,386,000

             Cash                                         16,088

             Dividends and interest receivable             2,247

             Receivable for Fund's shares sold            90,214

             Other assets                                 11,143     $78,006,437


Liabilities  Payable for adviser and mgt. services        45,464

             Payable for distribution plan                39,176

             Payable for Fund's shares repurchased        21,801

             Accounts payable and accrued expenses        31,848     138,289

Net Assets   Capital stock

               ($.01 par value, 2,523,667 shares

               outstanding, 25,000,000 authorized)        25,236

             Paid-in capital                          22,802,162

             Undistributed investment income              15,005

             Undistributed realized capital gains         18,002

             Unrealized gains                         55,007,743     $77,868,148



             Net asset value per share                               $30.86



See Notes to Financial Statements





Statement of Operations

for the year ended December 31, 1998



Investment Income

        Income:

          Dividends                                $     928,278

          Interest                                       108,638  $1,036,916

        Expenses:

          Investment advisory fee                        259,032

          Business management fee                        237,145

          Distribution fee                               171,797

          Transfer agency fee and expenses                68,250

          Auditing and legal fees                         23,027

          Custodian fee and expenses                      36,122

          Directors' fees                                  8,000

          Postage, stationery and supplies                 4,125

          Reports to shareholders                         16,093

          Registration and prospectus expense             14,321

          Other                                           17,171       855,083

        Net investment income                                          181,833

Realized and Unrealized Gain on Investments

        Net realized gain on equities, identified

          cost basis                                   2,941,788

        Net change in unrealized gain                 11,385,760

          Net realized and change in unrealized

            gain on investments                                     14,327,548

          Net increase in net assets resulting from

            operations                                             $14,509,381



See Notes to Financial Statements



Statement of Changes in Net Assets



                                              For the year ended December 31,

                                                 1998             1997



Increase in Net Assets

    Operations:

      Net investment income                   $     181,833    $     187,307

      Net realized gain on equity investments     2,941,788        2,545,592

      Net change in unrealized gain on

        investments                             11,385,760        14,214,092

      Net increase in net assets resulting

        from operations                          14,509,381      16,946,991



    Dividends and Distributions Paid to

      Shareholders:

      Dividends from net investment income        (169,899)        (194,029)

      Distributions from net realized gains    (2,883,033)       (2,495,778)

        Total                                  (3,052,932)       (2,689,807)



    Capital Stock Transactions:

      Net increase (decrease) in net assets re-

        sulting from capital stock transactions   4,762,643      (1,409,588)

     Total increase in net assets                16,219,092        12,847,596



    Net Assets:

      Beginning of year                          61,649,056       48,801,460

      End of year                               $77,868,148      $61,649,056



See Notes to Financial Statements





Financial Highlights

for a share outstanding throughout the fiscal year



                                                                 For the
year ended December 31,

                                                          1998      1997    1996      1995      1994


Net asset value, beginning of year                       $26.09    $20.00    $18.19    $13.32    $15.37

Income from investment operations:

  Net investment income                                     .08       .09    .07       .14       .18

  Net realized and unrealized gain (loss)

    on investment                                          5.95      7.20    2.60      5.72     (1.61)

    Total from investment operations                       6.03      7.29    2.67      5.86     (1.43)

Less Distributions:

  Dividends (from net investment

    income)                                                (.07)     (.09)   (.07)     (.14)     (.18)

Distributions (from capital gains)                        (1.19)    (1.11)   (.79)     (.85)     (.44)

    Total distributions                                   (1.26)    (1.20)   (.86)     (.99)     (.62)

Net asset value, end of year                             $30.86    $26.09    $20.00    $18.19    $13.32



Total return<F1>                                          23.22%    36.56%   14.65%    44.25%    (9.32%)



Ratios/supplemental data:

  Net assets, end of year (in thousands)                 $77,868   $61,649   $48,801   $45,397   $33,715

  Ratio of expenses to average net assets                  1.24%     1.25%    1.42%     1.46%     1.50%

  Ratio of net income to average net assets                 .26%      .35%    .35%      .87%     1.20%

  Portfolio turnover rate                                 11.17%    13.03%    24.20%    25.65%    13.34%




<F1> Excludes maximum sales charge of 5.75% of the Fund's offering price.





See Notes to Financial Statements



Notes to Financial Statements



Note 1 _ Summary of Significant

Accounting Policies

The Growth Fund of Washington, Inc. (the "Fund") was incorporated in

Maryland on May 24, 1985.  The Fund is registered under the Investment

Company Act of 1940 (the "Act"), as amended, as an open end, diversified investment company.  The Fund's objective is to provide for long-term growth of capital by investment primarily in securities of companies headquartered or having a major place of business in Washington, D.C.,

Maryland or Virginia.  Washington Investment Advisers, Inc. ("WIA") is the

Fund's investment adviser (the "Investment Adviser").  Washington

Management Corporation ("WMC") is the Fund's business manager (the

"Business Manager").  The Investment Adviser and the Business Manager are

wholly owned subsidiaries of The Johnston-Lemon Group, Incorporated.  Vista

Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of

The BISYS Group, Inc., is the distributor of the Fund's shares.



Security Valuation: Securities (except for short-term obligations) are valued at the last sales price on the exchange or national securities market on which the securities primarily are traded.  Securities not listed on an exchange or national securities market, or securities in which there were no reported transactions, are valued at the latest reliable quoted bid price.  Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.  Any securities for which reliable recent market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Directors.



Premiums received for covered call options written are deferred until the contract expires or is closed.  Such premiums are valued at the last sales price of the option or, in the absence of a sale, the mean between the last reliable bid and ask price.



Securities Transactions and Investment Income:  Securities transactions are recorded on a trade date basis.  Realized gain and loss from securities transactions are recorded on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.



Pursuant to the custodian agreement, the Fund received credits against its custodian fee for imputed interest on certain balances with the custodian bank.  The custodian fee of $36,122 includes $6,209 that was paid by these credits rather than in cash.



Federal Income Taxes: It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders.  Therefore, no

Federal income tax provision is required.  The Fund reclassified $90,000 from undistributed realized gains to paid-in capital during the year.  Cost of securities for tax purposes is the same as for financial reporting purposes.



Note 2 _ Investment Adviser and Business Management Fees and Other

Transactions with Affiliates



WIA was paid a fee of $259,032 for investment management services.  The

Investment Advisory Agreement provides for monthly fees, accrued daily,

based on an annual rate of 0.375% on the Fund's net assets up to

100,000,000, decreasing to 0.35% on the net assets in excess of

$100,000,000.  WMC was paid a fee of $237,145 for business management services.  The Business Management Agreement provides for monthly fees,

accrued daily, based on an annual rate of 0.375% on the Fund's first

$40,000,000 of net assets, 0.30% on net assets in excess of $40,000,000 but not exceeding $100,000,000 and 0.25% on net assets in excess of

$100,000,000.  The Fund pays all expenses not assumed by the Investment

Adviser or Business Manager.



Pursuant to a Distribution Plan, the Fund pays a fee at a maximum annual rate of 0.25% of the Fund's net assets.  Payments under this plan are primarily intended to result in the sale and retention of Fund shares including, but not limited to, advertising, sales and other expenses of the

Distributor relating to selling or servicing efforts, expenses of organizing and conducting sales seminars, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers whose customers purchase Fund shares.



Johnston, Lemon & Co. Incorporated, a wholly owned subsidiary of The

Johnston-Lemon Group, Incorporated, earned $134,619 on its retail sales of shares of the Fund and Distribution Plan fee and received no brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund.  Sales charges are not an expense of the

Fund and, hence, are not reflected in the accompanying Statement of

Operations.



All Officers and two Directors of the Fund are "affiliated persons" (as defined in the Act) of the Investment Adviser or Business Manager and

received no remuneration from the Fund in such capacities.



Note 3 _ Investment Transactions



The Fund made purchases of investment securities, other than short-term securities, of $9,081,101 and sales of $7,482,802 during the year ended

December 31, 1998.  Net unrealized gains at December 31, 1998 included unrealized gains of $55,043,881 and unrealized losses of $36,138.



Note 4 _ Capital Stock Transactions



Transactions in capital stock were:



                                    For the Year Ended

                                       December 31,

                                    1998          1997

In shares:

Shares sold                        238,097        93,946

Shares issued in re-

  investment of

  dividends                         92,251        95,256

Total shares issued                330,348       189,202

Shares redeemed                  (169,144)     (266,908)

Net increase

  (decrease)                       161,204      (77,706)



In dollars:

Shares sold                     $6,750,474   $ 2,328,468

Shares issued in re-

  investment of

  dividends                     2,777,562      2,432,163

Total shares issued              9,528,036     4,760,631

Shares redeemed                (4,765,393)   (6,170,219)

Net increase

  (decrease)                    $4,762,643  $(1,409,588)



Report of Independent Accountant



The Board of Directors and Shareholders

The Growth Fund of Washington, Inc. / Washington, DC



We have audited the accompanying statement of assets and liabilities and investment portfolio of The Growth Fund of Washington, Inc. as of December

31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  We conducted our audits in accordance with generally accepted auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe our audits provide a reasonable basis for our opinion.  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of Washington, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.



                                        JOHNSON LAMBERT & CO.

                                             (signature)



Bethesda, MD

January 21, 1999



Tax Information (unaudited)



We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.  The distributions made during the fiscal year by the Fund were earned from the following sources:


                                                     Dividends and Distributions Per Share

                                                 From Net          From Net Realized    From Net Realized

To Shareholders of Record Payment Date       Investment Income     Short-Term Gains      Long-Term Gains
June 19, 1998             June 22, 1998            $.03                _                   _

December 18, 1998         December 21, 1998        $.04              $.185                $1.00


The Fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.



Corporate shareholders may exclude up to 70% of qualifying dividends received during the year.  For purposes of computing this exclusion, 100%

of the dividends paid by the Fund from net investment income represent qualifying dividends.



Dividends and distributions received by retirement plans such as IRAs,

Keogh-type plans, and 403(b) plans need not be reported as taxable income.

However, many retirement plan trusts may need this information for their annual information reporting.



                  Shareholders should consult their tax adviser.



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THE GROWTH FUND OF WASHINGTON



Board of Directors



James H. Lemon, Jr.

Chairman

Chairman of the Board and

Chief Executive Officer,

The Johnston-Lemon Group, Incorporated



Harry J. Lister

President

President, Washington

Management Corporation



Cyrus A. Ansary

President, Investment

Services International

Company



T. Eugene Smith

President,

T. Eugene Smith Inc.



Leonard P. Steuart, II

Vice President,

Steuart Investment Co.



Margita E. White

President, Association

for Maximum Service

Television Inc.





Officers



Stephen Hartwell

Executive Vice President



Howard L. Kitzmiller

Senior Vice President,

Secretary and Treasurer



Prabha S. Carpenter

Senior Vice President



Lois A. Erhard

Vice President



Ralph S. Richard

Vice President



Michael W. Stockton

Assistant Vice President,

Assistant Secretary and Assistant Treasurer



J. Lanier Frank

Assistant Vice President





Preparing for the Year 2000 _ The Fund's key service providers _

Washington Investment Advisers, Washington Management Corporation, Chase

Manhattan Bank, the custodian, and DST Systems, the transfer agent are updating their computer systems to process date-related information properly following the turn of the century.  Modifications of significant internal systems have been completed and testing with business partners,

vendors and other service providers is well under way.  We will continue to keep you up-to-date in our regular publications.



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Chase Vista Funds



Chase Vista Service Center

P.O. Box 419392

Kansas City, MO 64141-6392

1-800-34-VISTA



Office of the Fund and

Business Manager



Washington Management Corporation

1101 Vermont Avenue, NW

Washington, DC 20005

(202) 842-5665



Investment Adviser



Washington Investment Advisers, Inc.

1101 Vermont Avenue, NW

Washington, DC 20005



Custodian



The Chase Manhattan Bank

One Chase Manhattan Plaza

New York, NY 10081



Transfer Agent



DST Systems, Inc.

127 West 10th Street

Kansas City, MO 64105

800-34-VISTA



Distributor



Vista Fund Distributors, Inc.

125 West 55th Street

New York, NY 10019



Counsel



Dechert Price & Rhoads

1775 Eye Street, NW

Washington, DC 20006



Independent Accountants

Johnson Lambert & Co.

7500 Old Georgetown Road

Bethesda, MD 20814





This report is for the information of the shareholders of The Growth Fund of Washington, Inc., but it may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the

Fund. If used as sales material after March 31, 1999, this report must also be accompanied by the Fund's most recent calendar quarter statistical update.



Vista Fund Distributors, Inc., is unaffiliated with The Chase Manhattan

Bank.



GFW-2-1298



The Growth Fund of Washington, Inc.

1101 Vermont Avenue, NW

Washington, DC 20005



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